UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2013

Date of reporting period: January 31, 2013

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND II

CHAMPLAIN MID CAP FUND

CHAMPLAIN SMALL COMPANY FUND

SEMI-ANNUAL REPORT

01.31.13

INVESTMENT ADVISER:

CHAMPLAIN INVESTMENT PARTNERS, LLC

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2013
(Unaudited)

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the SEC’s website at http://www.sec.gov.

CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

Dear Fellow Shareholders,

Please find below the performance figures for both the Champlain Mid Cap Fund and the Champlain Small Company Fund.

Performance for the periods ending January 31, 2013

				Since Fund’s Inception
	6 months	1-year	3-year	Cumulative	Annualized
CIPMX	15.28%	13.19%	14.88%	44.63%	8.38%
Russell Mid Cap	15.79%	18.14%	16.99%	37.72%	7.22%
CIPSX	13.85%	12.04%	15.87%	101.75%	8.97%
Russell 2000	15.51%	15.47%	15.98%	58.72%	5.82%

Champlain MidCap Fund (Advisor Shares) inception date: 06/30/08

Champlain Small Company Fund inception date: 11/30/04

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238. Expense Ratios: CIPSX: 1.38%, CIPMX: 1.34% (gross) 1.30% (net).

When we consider the strong three-year returns for the small and mid cap benchmarks, we are encouraged to see the Funds’ returns to be within such close proximity to the benchmarks — especially considering the lower overall risk profile inherent in our investment process. Indeed, the Funds’ 1 and 3-year relative returns are entirely consistent with historical periods of strong benchmark returns. The absolute 1-year return for the Mid Cap Fund is not surprising as we continue to believe that market capitalization segment offers a superior risk/reward profile relative to the small and large cap segments. Our focus on quality and consistent growth may become helpful once interest rates begin to normalize and/or the effects of fiscal discipline from Washington, D.C. impact the economy. Importantly, by our analysis, high quality small and mid cap stocks that aren’t highly credit market or macro dependent are currently reasonably valued on an absolute basis, and appear attractively valued relative to the rest of the equity markets. We expect investors to bid high quality stocks to a distinct premium relative to the rest of the equity market before the global deleveraging cycle is finally over.

Technology

While our bias for software stocks has been very helpful to both strategies over the past couple of years, we fear the recent damaging news related to Hewlett Packard’s ill-

1	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

conceived acquisition of Autonomy may have marked a peak in acquisition valuations. Certainly the Boards of Directors at other technology companies that are considering acquisitions will be asking more and tougher questions. The very real need for the legacy large cap technology companies to shift away from their expensive client server offerings to the more efficient Cloud-based software applications makes us thankful we are not managing a diversified large cap portfolio. The deflationary nature of the Cloud and the risks involved with technology acquisitions are formidable challenges for the large technology behemoths.

The software landscape for small and mid cap stocks may not be as bountiful as a few years ago, but we can still find opportunities. The insurance industry desperately needs to transition away from mainframe computers and we believe Guidewire Software is uniquely positioned to help them do this with cloud-based offerings and client server applications.

Industrials and Materials

In both Funds, we continue to rebalance capital away from holdings presenting thin margins of safety and toward those holdings with much larger discounts to Fair Value. Accordingly, we trimmed Ametek, Brady Corp., Gardner Denver, Pall Corp., Pentair, and Roper Industries while adding to AptarGroup, CLARCOR, Esterline, Parker-Hannifin, Proto Labs, and Raven Industries. We also started a new position in Actuant — for both Funds. At this time, both Funds remain overweight the machinery industry. This posture is not a statement about the condition or direction of the economy, but a function of our bottom-up stock selection process. Given their diversified end markets; capable management teams; generally innovative, value-added, and problem-solving products; attractive mix of after-market revenues; bolt-on or adjacency-focused acquisition strategies; and high returns — we believe the industry overweight is far less risky than it might appear at first blush. This posture also has been informed by our internal developed historical corporate mortality study which suggests that the industrial sector is not much riskier than the consumer staples sector. By our analysis, the long-term full economic cycle returns suggests manufacturers should out earn the less cyclical commercial services over time. Low domestic natural gas input costs and other positive factors discussed in previous Shareholder letters continue to foster an Industrial Renaissance, particularly for U.S. based companies. However, the apparent race to devalue developed economy currencies may be problematic or disruptive for our holdings in the short-term.

Energy

Saudi Arabia’s production cuts have enabled the price for oil to remain firm, despite slow global economic growth and ramping North American production. Although we remain skeptical that North America can drill its way to oil independence, our confidence in

2	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

structurally higher oil prices over the next year or so is waning. Accordingly, we have remained disciplined about cutting our exposure to holdings trading near our estimate of Fair Value and high-grading our exposure to the energy services industry. Exposure to the energy sector has been moderated recently for both Funds.

Consumer

Our analysis reveals that, over time, the consumer staples stocks (e.g. food, beverage, personal care, and household products) outperform the consumer discretionary stocks (e.g. retail, restaurants, and media) in the small and mid cap segments of the stock market. We think the advantage will become more obvious over the next decade; especially for the mid cap staples businesses, as they generally have more exposure to the growing incomes of emerging market consumers than the discretionary businesses. Warren Buffett’s (Berkshire Hathaway) recent decision to participate in the buyout of the Mid Cap Fund holding Heinz affirms not just our bias for these kinds of businesses, but our valuation work. When is the last time anybody asked for Hunt’s ketchup? Our long-term shareholders may recall that several years ago, Mr. Buffett helped Mars acquire Wrigley’s — also at a nice premium. We very much share his enthusiasm for highly reliable (almost indestructible) long duration cash flow streams that will likely keep pace with inflation.

Financials

Interest rates will normalize someday, although the timing for this is uncertain. With interest rates unable to go much lower, we suspect the relative performance drag for both Funds from not owning the interest rate sensitive REITs is likely to be mostly behind us. We continue to favor asset sensitive financials for both Funds. Indeed, part of our enthusiasm for the Property and Casualty insurance industry is based on their short duration bond portfolios. Having reinvested maturities into a secular multi-decade decline in interest rates, these companies have persevered in the face of eroding investment income. With higher interest rates, investment income would likely begin to grow for a change. In the meantime, many of our underwriters are returning surplus capital to their shareholders via large share buybacks. Over the past two years, we have increased our exposure to banks with a focus on above average fee income, strong credit quality, historically low loan losses, and leverage to higher interest rates. We also continue to look for attractive financial services toll booths, and we recently started a position in the electronic bond trading platform provider MarketAxess for the Small Company Fund.

Health Care

Demand for health care has rebounded. The combination of a modest improvement in the employment situation and pent-up demand trickling into the system has caused the outlook

3	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

for most of our holdings to improve noticeably in recent months. We see a healthy environment for the next 12-18 months. Although many uninsured patients already have been tapping the system, we suspect the Affordable Care Act will create additional demand for care in 2014 as folks feel more entitled to use the system. We suspect hospitals and other providers will be gearing up for this in the second half of 2013. Growing demand for health care in emerging markets also could create opportunities for growth.

Final Thoughts

As we assess the economic fundamentals capital markets, the future has never seemed more unpredictable to us. We see potential for a very broad range of outcomes — from very positive to problematic. We are in unchartered territory with respect to fiscal and monetary policy. Are we on the verge of escape velocity with the economy achieving self-sustaining growth, or will recent tax increases, budgetary brinkmanship, and Europe’s recurring economic woes bring the U.S. back into recession? The historical correlation between the two economies suggests another U.S. recession is a very real possibility. While a catalytic event may still be lacking, history suggests monetary policy in the U.S. is sowing the seeds for obviously higher inflation. Although for us; today’s price of beef, a good suit, car repairs, breakfast in a New York City hotel, airfare, and health insurance indicate inflation is right back in force after moderating in the midst of the Great Recession. Despite the productivity gains from factory automation, robotic surgery, Cloud computing, and DNA sequencing; the recent cover of a reputable business magazine provocatively pondered whether innovation is dwindling. More constructively, the technology for exploiting shale oil may well produce a domestic (and possibly a worldwide) surplus of oil similar to what happened for natural gas in this country. With the world’s major oil exporting nations politically vulnerable and consuming greater amounts of internal production, economically unlocking shale oil reserves will be essential to keeping the price of oil in check. Given the critical role of energy in economic activity, an abundance of oil could unleash strong economic growth and renewed prosperity as well as potentially reduce our Federal budget deficit through new taxes and royalties.

Although equity valuations are no longer as attractive as they were last summer when we last wrote to you, we continue to like the long-term risk reward profile of high quality small and mid cap equities relative to most other assets.

4	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

It is intrinsically rewarding for us to manage a portion of your assets, and we are grateful for your trust and confidence.

Sincerely,

Scott T. Brayman, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve its stated objectives. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk. Diversification does not protect against market loss.

DEFINITION OF THE COMPARATIVE INDICES

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

5	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2013
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Willis Group Holdings	2.56%
Dover	2.44%
Denbury Resources	2.38%
Parker Hannifin	2.37%
Northern Trust	2.32%
Whiting Petroleum	2.29%
CareFusion	2.25%
Life Technologies	2.22%
Clorox	2.15%
Intuit	2.14%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

6	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JANUARY 31, 2013
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Allied World Assurance Company Holdings	2.52%
Sensient Technologies	2.26%
UMB Financial	2.11%
TreeHouse Foods	1.97%
TriMas	1.96%
CLARCOR	1.88%
Integra LifeSciences Holdings	1.79%
Bio-Rad Laboratories, Cl A	1.72%
Lufkin Industries	1.72%
Harris Teeter Supermarkets	1.69%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

7	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2013
(Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 94.1%
	Shares	Value
CONSUMER DISCRETIONARY — 7.2%
Advance Auto Parts	85,000	$6,249,200
Arcos Dorados Holdings, Cl A	275,000	3,778,500
Bed Bath & Beyond	130,000	7,631,000
DeVry	135,000	3,397,950
John Wiley & Sons, Cl A	145,000	5,553,500
Tupperware Brands	125,000	9,525,000

		36,135,150

CONSUMER STAPLES — 15.0%
Avon Products	360,000	6,112,800
Beam	55,000	3,373,700
Church & Dwight	50,000	2,889,500
Clorox	140,000	10,977,400
Energizer Holdings	120,000	10,441,200
Flowers Foods	250,000	6,720,000
H.J. Heinz	180,000	10,913,400
Hormel Foods	90,000	3,114,900
Kellogg	145,000	8,482,500
Mead Johnson Nutrition	60,000	4,560,000
Molson Coors Brewing, Cl B	185,000	8,358,300

		75,943,700

ENERGY — 10.4%
Concho Resources	65,000	5,929,300
Denbury Resources	650,000	12,109,500

The accompanying notes are an integral part of the financial statements.

8	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2013
(Unaudited)

COMMON STOCK — continued
	Shares	Value
ENERGY — continued
Key Energy Services	130,000	$1,056,900
Oil States International*	70,000	5,430,600
Pioneer Natural Resources	80,000	9,403,200
Superior Energy Services	300,000	7,491,000
Whiting Petroleum	245,000	11,657,100

		53,077,600

FINANCIALS — 14.2%
Allied World Assurance Company Holdings	115,000	9,755,450
Arthur J. Gallagher	230,000	8,498,500
Cullen/Frost Bankers	65,000	3,827,850
Endurance Specialty Holdings	70,000	3,004,400
First Republic Bank	115,000	4,104,350
Morningstar	75,000	5,076,750
Northern Trust	230,000	11,838,100
Prosperity Bancshares	70,000	3,157,700
T. Rowe Price Group	80,000	5,716,000
Waddell & Reed Financial, Cl A	100,000	3,970,000
Willis Group Holdings	365,000	13,034,150

		71,983,250

HEALTH CARE — 17.9%
Bio-Rad Laboratories, Cl A*	80,000	9,103,200
C.R. Bard	85,000	8,675,950
CareFusion*	370,000	11,484,800
Cepheid	60,000	2,173,200
Illumina*	145,000	7,341,350
Laboratory Corporation of America Holdings*	110,000	9,845,000
Life Technologies	175,000	11,320,750
Perrigo	25,000	2,512,750
Qiagen	235,000	4,935,000
Quality Systems	230,000	4,195,200
St. Jude Medical	150,000	6,105,000
West Pharmaceutical Services	100,000	5,921,000
Zimmer Holdings	90,000	6,714,000

		90,327,200

The accompanying notes are an integral part of the financial statements.

9	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2013
(Unaudited)

COMMON STOCK — continued
	Shares	Value
INDUSTRIALS — 12.4%
Actuant, Cl A	180,000	$5,306,400
Ametek	100,000	4,099,000
Dover	180,000	12,452,400
Esterline Technologies	90,000	5,975,100
IDEX	155,000	7,732,950
Pall	40,000	2,732,000
Parker Hannifin	130,000	12,086,100
Pentair	100,000	5,068,000
Roper Industries	20,000	2,349,000
Verisk Analytics, Cl A	85,000	4,688,600

		62,489,550

INFORMATION TECHNOLOGY — 15.3%
Altera	270,000	9,023,400
Ansys	65,000	4,784,000
Check Point Software Technologies	155,000	7,750,000
Concur Technologies*	40,000	2,676,000
IHS, Cl A	55,000	5,659,500
Intuit	175,000	10,916,500
Jack Henry & Associates	80,000	3,318,400
Micros Systems	190,000	8,745,700
National Instruments	265,000	7,526,000
Red Hat	60,000	3,333,600
Solera Holdings	160,000	8,769,600
TIBCO Software	210,000	4,922,400

		77,425,100

MATERIALS — 1.7%
AptarGroup	165,000	8,502,450

TOTAL COMMON STOCK (Cost $423,041,650)		475,884,000

The accompanying notes are an integral part of the financial statements.

10	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2013
(Unaudited)

CASH EQUIVALENTS — 6.7%**
	Shares	Value
Fidelity Institutional Money Market Funds - Treasury Only Portfolio, Cl I, 0.010%	33,752,392	$33,752,392
Fidelity Treasury Portfolio, Cl I, 0.010%	215,552	215,552

TOTAL CASH EQUIVALENTS (Cost $33,967,944)		33,967,944

TOTAL INVESTMENTS — 100.8% (Cost $457,009,594)		$509,851,944

Percentages are based on Net Assets of $505,591,522
* Non-income producing security.
** Rate Reported is the 7-day effective yield as of January 31, 2013.
Cl — Class

The accompanying notes are an integral part of the financial statements.

11	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JANUARY 31, 2013
(Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 92.8%
	Shares	Value
CONSUMER DISCRETIONARY — 4.7%
CoStar Group	45,000	$4,220,100
John Wiley & Sons, Cl A	325,000	12,447,500
K12*	265,000	4,891,900
Strayer Education	85,000	4,836,500
Wolverine World Wide	320,000	13,760,000

		40,156,000

CONSUMER STAPLES — 8.5%
Casey’s General Stores	75,000	4,104,750
Flowers Foods	510,000	13,708,800
Harris Teeter Supermarkets	350,000	14,521,500
Lancaster Colony	175,000	12,505,500
Snyders-Lance	450,000	11,443,500
TreeHouse Foods	320,000	16,937,600

		73,221,650

ENERGY — 8.1%
Approach Resources	445,000	11,832,550
Key Energy Services	650,000	5,284,500
Lufkin Industries	255,000	14,767,050
Northern Oil and Gas*	445,000	7,360,300
Oasis Petroleum	190,000	6,817,200
PDC Energy*	95,000	3,517,850
Resolute Energy*	840,000	7,148,400
Superior Energy Services	320,000	7,990,400

The accompanying notes are an integral part of the financial statements.

12	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JANUARY 31, 2013
(Unaudited)

COMMON STOCK — continued
	Shares	Value
ENERGY — continued
TETRA Technologies*	640,000	$5,440,000

		70,158,250

FINANCIALS — 16.8%
Allied World Assurance Company Holdings	255,000	21,631,650
Alterra Capital Holdings	200,000	6,094,000
AmTrust Financial Services	245,000	8,143,800
Argo Group International Holdings	265,000	9,563,850
Aspen Insurance Holdings	360,000	12,279,600
Bryn Mawr Bank	170,000	3,933,800
Community Bank System	130,000	3,692,000
Endurance Specialty Holdings	285,000	12,232,200
Financial Engines*	130,000	4,323,800
Independent Bank	130,000	4,028,700
MarketAxess Holdings	130,000	4,915,300
Morningstar	125,000	8,461,250
Navigators Group	160,000	8,676,800
Prosperity Bancshares	130,000	5,864,300
UMB Financial	410,000	18,150,700
Waddell & Reed Financial, Cl A	195,000	7,741,500
Washington Trust Bancorp	170,000	4,481,200

		144,214,450

HEALTH CARE — 17.3%
Bio-Rad Laboratories, Cl A*	130,000	14,792,700
Bio-Reference Laboratories	195,000	5,415,150
Cepheid	100,000	3,622,000
Genomic Health*	165,000	4,628,250
Integra LifeSciences Holdings*	365,000	15,384,750
Luminex*	390,000	7,168,200
Masimo	550,000	11,165,000
Medidata Solutions*	130,000	6,082,700
NuVasive*	455,000	7,839,650
Owens & Minor	130,000	3,979,300
Quality Systems	390,000	7,113,600
STERIS	330,000	12,450,900

The accompanying notes are an integral part of the financial statements.

13	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JANUARY 31, 2013
(Unaudited)

COMMON STOCK — continued
	Shares	Value
HEALTH CARE — continued
Techne	100,000	$7,168,000
Teleflex	170,000	12,750,000
VCA Antech*	390,000	8,424,000
Volcano	255,000	6,385,200
West Pharmaceutical Services	245,000	14,506,450

		148,875,850

INDUSTRIALS — 19.4%
ABM Industries	315,000	6,904,800
Actuant, Cl A	400,000	11,792,000
Brady, Cl A	195,000	6,803,550
CLARCOR	320,000	16,147,200
EnPro Industries	325,000	14,456,000
Esterline Technologies	160,000	10,622,400
Hub Group, Cl A*	195,000	7,177,950
IDEX	260,000	12,971,400
Kaydon	200,000	4,960,000
Landstar System	130,000	7,415,200
Mistras Group	255,000	5,615,100
Proto Labs*	165,000	6,786,450
Raven Industries	465,000	12,522,450
RBC Bearings	35,000	1,845,550
Robbins & Myers	220,000	12,821,600
TriMas	545,000	16,835,050
UTi Worldwide	400,000	5,904,000
Woodward	130,000	4,993,300

		166,574,000

INFORMATION TECHNOLOGY — 13.3%
Advent Software*	225,000	5,546,250
Bottomline Technologies	380,000	11,050,400
Cardtronics	260,000	6,731,400
comScore*	130,000	1,914,900
FARO Technologies*	135,000	4,483,350
Guidewire Software	215,000	7,120,800
Jack Henry & Associates	260,000	10,784,800

The accompanying notes are an integral part of the financial statements.

14	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JANUARY 31, 2013
(Unaudited)

COMMON STOCK — continued
	Shares	Value
INFORMATION TECHNOLOGY — continued
LogMeIn*	260,000	$5,902,000
Measurement Specialties	225,000	7,942,500
National Instruments	415,000	11,786,000
NICE Systems ADR*	255,000	9,406,950
Pros Holdings*	265,000	5,845,900
Qlik Technologies	520,000	11,549,200
Sapient*	320,000	3,875,200
WEX	130,000	10,219,300

		114,158,950

MATERIALS — 4.8%
AptarGroup	205,000	10,563,650
Sensient Technologies	510,000	19,431,000
Silgan Holdings	260,000	11,154,000

		41,148,650

TOTAL COMMON STOCK (Cost $659,767,082)		798,507,800

CASH EQUIVALENTS — 7.1%**
Fidelity Institutional Money Market Funds - Treasury Only Portfolio, Cl I, 0.010%	37,286,174	37,286,174
Fidelity Treasury Portfolio, Cl I, 0.010%	24,268,842	24,268,842

TOTAL CASH EQUIVALENTS (Cost $61,555,016)		61,555,016

TOTAL INVESTMENTS — 100.0% (Cost $721,322,098)		$860,062,816

Percentages are based on Net Assets of $860,154,368
* Non-income producing security.
** Rate Reported in the 7-day effective yield as of January 31, 2013.
ADR — American Depositary Receipt
Cl — Class

The accompanying notes are an integral part of the financial statements.

15	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
SIX MONTHS ENDED
JANUARY 31, 2013
(Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Champlain Mid Cap Fund	Champlain Small Company Fund
Assets:
Investments, at value (Cost $457,009,594 and $721,322,098, respectively)	$509,851,944	$860,062,816
Receivable for Capital Shares Sold	1,631,794	2,441,447
Receivable for Investment Securities Sold	2,301,662	4,193,427
Receivable for Dividends and Interest	235,312	230,397
Prepaid Expenses	31,129	27,462

Total Assets	514,051,841	866,955,549

Liabilities:
Payable for Investment Securities Purchased	7,603,397	4,936,859
Payable due to Adviser	342,007	641,513
Payable for Capital Shares Redeemed	299,070	755,401
Payable due to Administrator	29,386	50,839
Chief Compliance Officer Fees Payable	1,378	2,538
Payable due to Trustees	819	4,484
Other Accrued Expenses	184,262	409,547

Total Liabilities	8,460,319	6,801,181

Net Assets	$505,591,522	$860,154,368

NET ASSETS CONSIST OF:
Paid-in Capital	$447,001,584	$700,452,852
Undistributed accumulated net investment income	204,241	708,992
Accumulated Net Realized Gain	5,543,347	20,251,806
Net Unrealized Appreciation on Investments	52,842,350	138,740,718

Net Assets	$505,591,522	$860,154,368

ADVISOR SHARES:
Net Assets	$420,829,799	$860,154,368
Shares Issued and Outstanding (unlimited authorization — no par value)	33,712,819	59,508,227
Net Asset Value, Offering and Redemption Price Per Share	$12 .48	$14. 45

INSTITUTIONAL SHARES:
Net Assets	$84,761,723	N/A
Shares Issued and Outstanding (unlimited authorization — no par value)	6,763,675	N/A
Net Asset Value, Offering and Redemption Price Per Share	$12 .53	N/A

The accompanying notes are an integral part of the financial statements.

16	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS FOR
THE SIX MONTHS ENDED
JANUARY 31, 2013
(Unaudited)

STATEMENTS OF OPERATIONS

	Champlain Mid Cap Fund	Champlain Small Company Fund
Investment Income
Dividends	$3,111,977	$6,410,305
Interest	806	2,164

Total Investment Income	3,112,783	6,412,469

Expenses
Investment Advisory Fees	1,787,384	3,688,070
Distribution Fees — Advisor Shares	467,735	1,024,462
Administration Fees	161,022	295,383
Trustees’ Fees	4,768	7,006
Chief Compliance Officer Fees	1,729	3,192
Transfer Agent Fees	279,440	568,460
Registration Fees	33,598	16,084
Printing Fees	15,602	28,480
Audit Fees	7,773	14,068
Legal Fees	6,663	12,390
Custodian Fees	8,785	16,234
Insurance and Other Expenses	4,644	10,318

Total Expenses	2,779,143	5,684,147

Recapture of Investment Advisory Fees Previously Waived(1)	40,504	20,411
Fees Paid Indirectly (See Note 4)	(1,081)	(1,081)

Net Expenses	2,818,566	5,703,477

Net Investment Income	294,217	708,992

Net Realized Gain on Investments	13,208,782	52,145,904
Net Change in Unrealized Appreciation on Investments	50,828,972	52,560,249

Net Realized and Unrealized Gain on Investments	64,037,754	104,706,153

Net Increase in Net Assets Resulting from Operations	$64,331,971	$105,415,145

(1)	See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

17	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012
Operations:
Net Investment Income (Loss)	$294,217	$(553,702)
Net Realized Gain on Investments	13,208,782	14,564,968
Net Change in Unrealized Appreciation (Depreciation) on Investments	50,828,972	(13,479,705)

Net Increase in Net Assets Resulting from Operations	64,331,971	531,561

Dividends and Distributions from:
Net Investment Income:
Institutional Shares	(89,976)	—
Net Realized Gain:
Advisor Shares	(16,951,101)	(7,285,858)
Institutional Shares	(3,169,000)	(730,538)

Total Dividends and Distributions	(20,210,077)	(8,016,396)

Capital Share Transactions(1):
Advisor Shares:
Issued	82,432,382	223,665,831
Reinvestment of Distributions	15,562,170	6,616,573
Redeemed	(54,339,024)	(96,918,735)

Increase in Advisor Capital Share Transactions	43,655,528	133,363,669

Institutional Shares:
Issued	22,446,481	57,195,682
Reinvestment of Distributions	3,100,792	721,521
Redeemed	(11,371,046)	(6,271,957)

Increase in Institutional Capital Share Transactions	14,176,227	51,645,246

Net Increase in Net Assets from Capital Share Transactions	57,831,755	185,008,915

Total Increase in Net Assets	101,953,649	177,524,080

Net Assets:
Beginning of Period	403,637,873	226,113,793

End of Period (including undistributed net investment income $204,241 and $0, respectively)	$505,591,522	$403,637,873

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

18	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012
Operations:
Net Investment Income (Loss)	$708,992	$(4,116,195)
Net Realized Gain on Investments	52,145,904	76,172,925
Net Change in Unrealized Appreciation (Depreciation) on Investments	52,560,249	(64,847,843)

Net Increase in Net Assets Resulting from Operations	105,415,145	7,208,887

Dividends and Distributions from:
Net Realized Gain	(86,475,891)	(66,922,784)

Total Dividends and Distributions	(86,475,891)	(66,922,784)

Capital Share Transactions(1):
Issued	65,899,713	148,670,496
Reinvestment of Distributions	83,234,058	64,841,447
Redeemed	(86,537,646)	(209,539,272)

Net Increase in Net Assets from Capital Share Transactions	62,596,125	3,972,671

Total Increase (Decrease) in Net Assets	81,535,379	(55,741,226)

Net Assets:
Beginning of Period	778,618,989	834,360,215

End of Period (including accumulated net investment income $708,992 and $0 respectively)	$860,154,368	$778,618,989

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

19	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Advisor Shares
	Six Months Ended January 31, 2013 (Unaudited)		Year Ended July 31, 2012		Year Ended July 31, 2011	Year Ended July 31, 2010	Year Ended July 31, 2009	Period Ended July 31, 2008(1)
Net Asset Value, Beginning of Period	$11.33		$11.78		$9.82	$8.76	$10.40	$10.00

Income from Operations:
Net Investment Income (Loss)(2)	0.01		(0.02)		(0.04)	(0.02)	—	—
Net Realized and Unrealized Gain (Loss) on Investments	1.68		(0.08	)(3)	2.55	1.27	(1.64)	0.40

Total from Operations	1.69		(0.10)		2.51	1.25	(1.64)	0.40

Dividends and Distributions from:
Net Investment Income	—		—		—	—	— *	—
Net Realized Gains	(0.54)		(0.35)		(0.55)	(0.19)	—	—
Return of Capital	—		—		—	—	— *	—

Total Dividends and Distributions	(0.54)		(0.35)		(0.55)	(0.19)	— *	—

Net Asset Value, End of Period	$12.48		$11.33		$11.78	$9.82	$8.76	$10.40

Total Return	15.28%		(0.67	)%†	26.06%†	14.31%†	(15.73)%†	4.00	%†

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$420,830		$340,611		$213,204	$71,205	$44,142	$1,726
Ratio of Expenses to Average Net Assets (including waivers, reimbursements and fees paid indirectly)	1.30	%**(4)	1.30%		1.30%	1.30%	1.30%	1.30	%**
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.28	%**	1.34%		1.39%	1.37%	1.59%	5.10	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	0.11	%**	(0.20)%		(0.33)%	(0.21)%	0.01%	0.05	%**
Portfolio Turnover Rate	23	%‡	41%		33%	63%	55%	0	%‡

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	Not Annualized.
(1)	Commenced operations on June 30, 2008.
(2)	Per share amount calculated using average shares.
(3)

The amount shown for the year ended July 31, 2012, for a unit outstanding throughout the year does not accord to the aggregate net gains on investments for the year due to the timing of purchases/redemptions of fund shares.

(4)	Ratio includes previously waived investment advisory fees recaptured. The impact of the recovered fees may cause a higher net expense ratio.
*	Amount represents less than $0.01.
**	Annualized.
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

20	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Institutional Shares
	Six Months Ended January 31, 2013 (Unaudited)		Year Ended July 31, 2012		Period Ended July 31, 2011(1)
Net Asset Value, Beginning of Period	$11.37		$11.79		$11.08

Income from Operations:
Net Investment Income (Loss)(2)	0.02		0.01		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.69		(0.08	)(3)	0.72

Total from Operations	1.71		(0.07)		0.71

Dividends and Distributions from:
Net Investment Income	(0.01)		—		—
Net Realized Gains	(0.54)		(0.35)		—

Total Dividends and Distributions	(0.55)		(0.35)		—

Net Asset Value, End of Period	$12.53		$11.37		$11.79

Total Return	15.46%		(0.41	)%†	6.41	%†

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$84,762		$63,027		$12,910
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, and fees paid indirectly)	1.05	%*(4)	1.05%		1.05	%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.03	%*	1.09%		1.19	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.35	%*	0.05%		(0.08	)%*
Portfolio Turnover Rate	23	%**	41%		33	%††

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Portfolio turnover is for the Fund for the fiscal year ended July 31, 2011.
(1)	Commenced operations on January 3, 2011.
(2)	Per share amount calculated using average shares.
(3)	The amount shown for the year ended July 31, 2012, for a unit outstanding throughout the year does not accord to the aggregate net gains on investments for the year due to the timing of purchases/redemptions of fund shares.
(4)	Ratio includes previously waived investment advisory fees recaptured. The impact of the recovered fees may cause a higher net expense ratio.
*	Annualized.
**	Not Annualized
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

21	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Six Months Ended January 31, 2013 (Unaudited)		Year Ended July 31, 2012		Year Ended July 31, 2011		Year Ended July 31, 2010	Year Ended July 31, 2009		Year Ended July 31, 2008
Net Asset Value, Beginning of Period	$14.22		$15.35		$12.02		$10.58	$12.86		$13.29

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.01		(0.08)		(0.05)		(0.04)	(0.03)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	1.84		0.22		3.38		1.48	(2.00)		0.47

Total from Operations	1.85		0.14		3.33		1.44	(2.03)		0.43

Dividends and Distributions from:
Net Realized Gains	(1.62)		(1.27)		—		—	(0.25)		(0.86)
Return of Capital	—		—		—		—	—	*	—

Total Dividends and Distributions	(1.62)		(1.27)		—		—	(0.25)		(0.86)

Net Asset Value, End of Period	$14.45		$14.22		$15.35		$12.02	$10.58		$12.86

Total Return†	13.85%		1.38%		27.70%		13.61%††	(15.47	)%††	3.24%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$860,154		$778,619		$834,360		$651,325	$559,011		$453,522
Ratio of Expenses to Average Net Assets (including waivers, reimbursements and fees paid indirectly)	1.40	%**(2)	1.40	%(2)	1.40	%(2)	1.40%	1.40%		1.40%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.39	%**	1.38%		1.38%		1.42%	1.45%		1.42%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.17	%**	(0.52)%		(0.31)%		(0.34)%	(0.33)%		(0.35)%
Portfolio Turnover Rate	17	%***	37%		38%		42%	48%		65%

†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(1)	Per share amount calculated using average shares.
(2)	Ratio includes previously waived investment advisory fees recaptured. The impact of the recovered fees may cause a higher net expense ratio.
*	Amount represents less than $0.01.
**	Annualized
***	Not Annualized
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

22	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2013

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. ORGANIZATION:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty-five funds. The financial statements herein are those of the Champlain Mid Cap Fund and Champlain Small Company Fund (each a “Fund” and collectively, the “Funds”). The investment objective of the Funds is capital appreciation. The Funds are diversified funds, and invest primarily (at least 80% of their net assets) in common stocks of medium-sized companies with market capitalization of less than $15 billion and small companies with market capitalization of less than $2.5 billion, respectively. The financial statements of the remaining funds within the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares and the Champlain Mid Cap Fund also offers Institutional Shares, which commenced operations on January 3, 2011.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s

23	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2013

trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Trust’s Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2013, there were no fair valued securities held by the Funds.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of January 31, 2013, all of the Mid Cap and Small Cap Funds’ investments were considered Level 1, in accordance with Fair Value Hierarchy.

24	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2013

For details of investment classifications, reference the Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the six months ended January 31, 2013, there have been no significant changes to the Funds’ fair value methodologies and there have been no transfers between Level 1 and Level 2 assets and liabilities.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended January 31, 2013, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year the Funds did not incur any significant interest penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

25	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2013

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund at an annual rate of:

0.10% on the first $250 million of the Funds’ average daily net assets;
0.08% on the next $250 million of the Funds’ average daily net assets; and
0.06% on the Funds’ average daily net assets over $500 million.

The Funds are subject to a minimum annual administration fee of $200,000. There is also a minimum annual administration fee of $15,000 per additional class.

The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the six months ended January 31, 2013, the Mid Cap Fund earned credits of $1,081 and the Small Company Fund earned credits of $1,081 which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

26	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2013

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENT:

Champlain Investment Partners, LLC (the “Adviser”) serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.80% and 0.90% of the Mid Cap Fund and Small Company Fund’s average daily net assets, respectively. The Adviser has contractually agreed to limit the total expenses of the Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares and Small Company Fund – Advisor Shares (excluding interest, taxes, brokerage commissions, acquired Fund fees and extraordinary expenses) to 1.30%, 1.05% and 1.40% of the Funds’ respective average daily net assets through November 30, 2013. To maintain this expense limitation, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period. During the six months ended January 31, 2013, the Adviser recaptured $40,504 and $20,411 of prior expense limitation reimbursements for the Mid Cap Fund and Small Company Fund respectively. At January 31, 2013, fees which were previously waived and reimbursed by the Adviser which may be subject to future reimbursement to the Adviser were $41,866, expiring 2014, $168,649, expiring 2015, and $15,035, expiring in 2016 for the Mid Cap Fund.

27	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2013

6. SHARE TRANSACTIONS:

Champlain Mid Cap Fund	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012
Advisor Shares
Issued	6,912,641	19,915,496
Reinvestment of Distributions	1,349,729	627,163
Redeemed	(4,607,833)	(8,588,781)

Net Advisor Class Shares Capital Share Transactions	3,654,537	11,953,878

Institutional
Shares Issued	1,900,465	4,924,458
Reinvestment of Distributions	267,823	68,197
Redeemed	(945,863)	(546,190)

Net Institutional Class Shares Capital Share Transactions	1,222,425	4,446,465

Net Increase in Shares Outstanding from Share Transactions	4,876,962	16,400,343

Champlain Small Company Fund	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012
Advisor Shares
Issued	4,547,400	10,268,987
Reinvestment of Distributions	6,197,622	4,813,767
Redeemed	(5,986,795)	(14,671,109)

Net Increase in Shares Outstanding from Share Transactions	4,758,227	411,645

7. Investment Transactions:

For the six months ended January 31, 2013, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

	Purchases	Sales
Champlain Mid Cap Fund	$110,715,272	$100,100,320
Champlain Small Company Fund	132,615,466	203,961,290

There were no purchases or sales of long-term U.S. Government securities for either fund.

28	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2013

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing book and tax treatments in the timing of recognition of gains or losses on investments. Permanent book and tax differences, if any, may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

The tax character of dividends and distributions declared for the Mid Cap Fund during the years ended July 31, 2012 and July 31, 2011 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
2012	$3,665,300	$4,351,096	$—	$8,016,396
2011	1,650,420	2,427,519	—	4,077,939

For tax purposes, short term gains are considered ordinary income.

The tax character of dividends and distributions declared for the Small Company Fund during the years ended July 31, 2012 and July 31, 2011 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
2012	$—	$66,922,784	$—	$66,922,784
2011	—	—	—	—

As of July 31, 2012, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Mid Cap Fund	Small Company Fund
Undistributed Ordinary Income	$8,087,026	$7,083,940
Undistributed Long-Term Capital Gain	4,607,091	53,049,070
Unrealized Appreciation	1,773,927	80,629,252

Total Distributable Earnings	$14,468,044	$140,762,262

29	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2013

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at January 31, 2013 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Mid Cap Fund	$457,009,594	$68,909,111	$(16,066,761)	$52,842,350
Champlain Small Company Fund	$721,322,098	$175,081,037	$(36,340,319)	$138,740,718

9. OTHER:

At January 31, 2013, 38% of the total shares outstanding of the Mid Cap Fund Advisor Shares were held by two shareholders, 78% of the total shares outstanding of the Mid Cap Fund Institutional Shares were held by two shareholders and 52% of the total shares outstanding of the Small Company Fund Advisor Shares were held by two shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of several individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10. LINE OF CREDIT:

Each of the Funds entered into agreements which enable them to participate in lines of credit with the Custodian. The Champlain Mid Cap Fund participates in a $20 million uncommitted, senior secured line of credit and the Champlain Small Company Fund participates in a $39 million uncommitted, senior secured line of credit, which have maturity dates of February 18, 2014. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. These fees are included as “Other Expenses” on the Statements of Operations. As of and during the six months ended January 31, 2013, there were no borrowings outstanding and during the six months ended January 31, 2013, neither fund used their line of credit.

30	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2013

11. RECENT ACCOUNTING PRONOUNCEMENT:

In December 2011, the Financial Accounting Standards Board (“FASB”) issued a further update to the guidance “Balance Sheet – Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

12. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

31	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund II (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Funds may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year’s meeting held on August 14-15, 2012, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Funds; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, a representative from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fees and other aspects of the Advisory Agreement. The representative provided an overview of the Adviser, including its history, assets under management, personnel, ownership structure, representative client list, approach to risk management, best execution, use of soft dollars and business plan. The representative also reviewed each Fund’s portfolio composition with respect to industry allocation and top ten holdings. The Trustees then discussed the written materials that the Board received before the meeting, the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

32	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited) (continued)

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Trustees also considered other services provided to the Funds by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.

INVESTMENT PERFORMANCE OF THE FUNDS

The Board was provided with information regarding each Fund’s performance since the Advisory Agreement was last renewed, as well as information regarding each Fund’s performance since its inception. The Board also compared each Fund’s performance to its benchmark index and other similar mutual funds over various periods of time. At the meeting, the Adviser’s representative provided information regarding and led a discussion of factors impacting the performance of each Fund, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. With respect to the Champlain Small Company Fund, the Board noted that the Fund had generally outperformed its benchmark index over various periods of time. With respect to the Champlain Mid Cap Fund, the Board noted that although the Fund underperformed its benchmark index over various periods of time, the Fund’s recent performance was favorable to that of its benchmark index and did not necessitate any significant additional review. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Funds.

33	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited) (continued)

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

In concluding that the advisory fee payable by each Fund was reasonable, the Trustees reviewed a report of the fees paid by the Funds to the Adviser as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fees paid by the Funds to those paid by other comparable mutual funds and noted that each Fund’s total fees and expenses, after waivers, were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fees were the result of arm’s length negotiations and appeared reasonable in light of the services rendered. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangement with the Funds. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Funds; and (c) agreed to renew the Advisory Agreement for another year.

34	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• HYPOTHETICAL 5% RETURN. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

35	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 08/01/12	Ending Account Value 01/31/13	Annualized Expense Ratios	Expenses Paid During Period
Champlain Mid Cap Fund

Actual Fund Return
Advisor	$1,000.00	$1,152.80	1.30%	$7.05	*
Institutional	$1,000.00	$1,150.00	1.05%	$5.70	*

Hypothetical 5% Return
Advisor	$1,000.00	$1,018.66	1.30%	$6.61	*
Institutional	$1,000.00	$1,019.91	1.05%	$5.35	*
Champlain Small Company Fund
Actual Fund Return	$1,000.00	$1,138.50	1.40%	$7.55	*
Hypothetical 5% Return	$1,000.00	$1,018.21	1.40%	$7.12	*

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value or the period, multiplied by 184/365 (to reflect one-half year period).

36	CHAMPLAIN INVESTMENT	PARTNERS

Champlain Funds
P.O. Box 219009
Kansas City, MO 64121-9009
866-773-3238

Adviser:
Champlain Investment Partners, LLC
180 Battery Street
Burlington, VT 05401

Distributor:
SEI Investments Distribution Co.
Oaks, PA 19456

Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:
Ernst & Young LLP
Two Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-SA-001-0900

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: April 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: April 5, 2013

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller & CFO

Date: April 5, 2013